   SIXTH AMENDMENT TO REVOLVING LOAN, TERM LOAN, EQUIPMENT LOAN AND SECURITY
                                                                ------------
                                   AGREEMENT
                                   ---------


     This SIXTH AMENDMENT TO REVOLVING LOAN, TERM LOAN, EQUIPMENT LOAN AND SECURITY AGREEMENT, dated as of July ___, 1995 (this "AMENDMENT") is by and between SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a principal place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER") and, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER").

     On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995 (as amended and in effect from time to time, collectively, the "LOAN AGREEMENT").

     Pursuant to the Loan Agreement, the Lender has made: (i) a $7,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Revolving Promissory Note dated February 28, 1995 (the "REVOLVING NOTE"), (ii) a $500,000.00 equipment loan (the "FIRST EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note dated March 29, 1994 (the "FIRST EQUIPMENT NOTE"), (iii) a second $500,000.00 equipment loan (the "SECOND EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note II dated February 28, 1995 (the "SECOND EQUIPMENT NOTE") and (iv) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE").

     On July 30, 1992, Gros-Ite Industries, Inc. and Natural Cool LTD (collectively, the "GUARANTOR") each executed a separate guaranty (collectively, the "GUARANTY") of the obligations of the Borrower to the Lender. The Loan Agreement, Revolving Note, the First Equipment Note, the Second Equipment Note, the Guaranty and the related documents are collectively referred to as the "LOAN DOCUMENTS".

     Borrower has requested that Lender amend the Loan Agreement in order to, among other things, (i) reference a certain construction loan being made by Lender to Borrower and (ii) amend the Borrowing Base. Lender has advised Borrower that Lender is prepared to make the amendments requested on the condition that Borrower join with Lender in this Amendment.

     In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein shall have the meanings
          -----------
given to them in the Loan Agreement.

     2.   Addendum to the Loan Agreement.  The Loan Agreement is amended by
          ------------------------------
adding Section 1.16 thereto after Section 1.15 of the Loan Agreement as follows:

          "1.16  Construction Loan means that certain loan of up to
                 -----------------
          $1,000,000.00 made by the Lender to the Borrower for the construction of a 20,000 square foot manufacturing facility. The Construction Loan is evidenced by a note dated July ____, 1995 (the "CONSTRUCTION NOTE") and is secured, among other things, by a mortgage on certain real property of the Borrower located at 1790 New Britain Avenue, Farmington, Connecticut (the "PROPERTY")."

     3.   Amendment to Section 2.1 of the Loan Agreement.  The Loan Agreement is
          ----------------------------------------------
hereby amended by deleting Section 2.1 in its entirety and substituting the following in lieu thereof:

          2.1  Revolving Loan.  The Lender may loan to the Borrower, at its
               --------------
          discretion, and the Borrower may borrow from the Lender, from time to time (the "REVOLVING LOAN"), up to that amount (hereinafter referred to as the "BORROWING BASE") which is the lesser of:

          a.   The sum of:

               (1)  EIGHTY PERCENT (80%) of the Borrower's Eligible Receivables;

               (2) FIFTY-FIVE PERCENT (55%) of the Borrower's Eligible Inventory, but in any event not to exceed THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00); AND

               (3) FIFTY PERCENT (50%) of the Borrower's Eligible Inventory in excess of the budgeted level of inventory of Borrower, as determined by the Lender in its reasonable discretion;

               which sum shall be reduced by the aggregate amount committed under any letter or letters of credit issued by the Lender on behalf of the Borrower; OR

          b. SEVEN MILLION DOLLARS ($7,000,000.00), reduced by the aggregate amount committed under any letter or letters of credit issued by the Lender on behalf of the Borrower.

               Nothing herein shall be construed to require the Lender to lend up to the Borrowing Base, and nothing shall prohibit the Lender from lending in excess of the Borrowing Base, all loans to be at the discretion of the Lender.

               The Revolving Loan shall be evidenced by the Revolving Promissory Note annexed hereto and made a part hereof as EXHIBIT "B".

     4.   Amendment to Exhibit A of the Loan Agreement.  The Loan Agreement is
          --------------------------------------------
hereby amended by deleting Section 11 of Exhibit A in its entirety and substituting the following in lieu thereof:

          11.  Capital Expenditures Limitation.  The Borrower will not make in
               -------------------------------
               any one fiscal year, directly or indirectly, capital expenditures for the purchase, fabrication, creation or lease of fixed assets, including rentals on leased items, but excluding the capital expenditures associated with the construction of the proposed 20,000 square foot building, in excess of an aggregate of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) (non-cumulative) for the 1995 fiscal year and ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000.00) (noncumulative) each fiscal year thereafter. For purposes of this paragraph, the word "expenditures" shall refer to:

               a. in the event of a purchase, the entire purchase price of the fixed asset; or

               b.   in the case of a lease, the entire rental for the term.

     5.   Amendment to the Loan Documents.  The Loan Documents are hereby
          -------------------------------
amended to be made consistent with this Amendment.

     6.   Waiver of Covenant Violation.  Lender hereby waives any and all
          ----------------------------
violations prior to the date hereof of the Capital Expenditures Covenant in
Section 11 of the Loan Agreement.

     7.   Ratifications, Etc.  Except as otherwise expressly set forth herein,
          -------------------
all terms and conditions of the Loan Agreement and the Loan Documents are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement and the Loan Documents except as expressly set forth herein.

     8.   Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
subject to the closing of the Construction Loan and Lender's prior receipt of each of the following in form and substance satisfactory to Lender and its counsel:

          A.   This Amendment, duly executed and delivered by the Borrower.

          B. Copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Amendment, certified as of the date of this Amendment by the Secretary of the Borrower;

          C. A certificate, dated as of the date of this Amendment, of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which the Borrower is a party and the other documents to be delivered by the Borrower under this Amendment;

          D.   Reaffirmation of Guarantee duly executed by Guarantors; and

          E. All fees and expenses, including legal fees and related disbursements incurred by Lender in connection with the structuring, negotiation, preparation and closing of this Amendment and the Construction Loan and the transactions related hereto.

          F.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, which together shall constitute one instrument.

          G.   Governing Law.  This Amendment shall be construed and interpreted
               -------------
in accordance with the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal.

                                                 LENDER:

                                                 SHAWMUT BANK CONNECTICUT, N.A.


                                                 By____________________________
                                                       John Behan
                                                       Its Vice President
                                                       Duly Authorized


                                                 BORROWER:

                                                 EDAC TECHNOLOGIES CORPORATION


                                                 By_______________________
                                                       Glenn L. Purple
                                                       Its Vice President
                                                       Duly Authorized